EQ Advisors TrustSM

Prospectus dated June 30, 2010 — As Revised and Supplemented October 25, 2010

This Prospectus describes two (2) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolios. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

ATM Core Bond Portfolio

ATM Government Bond Portfolio

*	These Portfolios may not be available in your variable life or annuity product or under your retirement plan. In addition, these Portfolios may be available only as underlying investment portfolios of certain other portfolios of the Trust and AXA Premier VIP Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved either Portfolio’s shares or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(ATM Fixed Income)

(40815)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

ATM Core Bond Portfolio — Class IA and Class IB Shares

INVESTMENT OBJECTIVE: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital U.S. Aggregate Bond Index and U.S. government securities.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Core Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.61%	0.86%
†	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$62	$195
Class IB Shares	$88	$274

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities. The Portfolio will invest principally in investment grade debt securities (i.e., those debt securities that are rated at least BBB by Standard & Poor’s Ratings Services or Fitch Ratings Ltd. or Baa by Moody’s Investors Services, Inc.) and financial instruments that derive their value from such securities.

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) of interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Aggregate Bond Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market of securities registered with the Securities and Exchange Commission. The index includes bonds from the Treasury, Government-related, corporate, agency fixed-rate and hybrid adjustable mortgage pass-throughs, asset-backed securities and commercial mortgage-based securities.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Aggregate Bond Index. Individual securities holdings may differ from those of the Aggregate Bond Index, and the Index Allocated Portion may not track the performance of the Aggregate Bond Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Aggregate Bond Index are valued. The Index Allocated Portion also may invest in exchange-traded funds (“ETFs”) that seek to

EQ Advisors Trust	About the investment portfolios	3

ATM Core Bond Portfolio — Class IA and Class IB Shares (continued)

track a fixed income securities index and in other instruments, such as futures and options contracts, that provide exposure to such an index instead of investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The other portion of the Portfolio invests in futures and options contracts and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Aggregate Bond Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of March 31, 2010, the duration of the Aggregate Bond Index was 4.68 years. However, the Portfolio’s overall duration may range from 0 to 5 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

On a day-to-day basis, the Portfolio typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio (a money market fund managed by the Manager) or other money market funds, U.S. government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt securities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. Detailed information regarding these risks is included in the section of the Portfolio’s Prospectus “More Information on Strategies, Risks and Benchmarks:”

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and,

4	About the investment portfolios	EQ Advisors Trust

therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risks Related to Investments In Other Investment Companies: A Portfolio that invests in other investment companies (“underlying portfolios”) will indirectly bear fees and expenses charged by those underlying portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each underlying portfolio. The Portfolio is also subject to the risks associated with the securities in which the underlying portfolios invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. The underlying investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the underlying portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may sell a security short by borrowing it from a third party and selling it at the then-current market price. A Portfolio is then obligated to buy the security on a later date so it can be returned to the lender. A Portfolio also may enter into a derivative contract that has a similar economic effect (e.g., taking a short position in a futures contract). Short sales, therefore, involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the Portfolio previously sold the security short. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on October 25, 2010. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

EQ Advisors Trust	About the investment portfolios	5

ATM Core Bond Portfolio — Class IA and Class IB Shares (continued)

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

AXA Equitable is responsible for overseeing the Adviser listed below, which is responsible for the day-to-day management of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Steven M. Joenk	Senior Vice President of AXA Equitable	June 2010
Kenneth T. Kozlowski	Vice President of AXA Equitable	June 2010
Alwi Chan	Vice President of AXA Equitable	June 2010

Adviser: AllianceBernstein, L.P.

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

ATM Government Bond Portfolio — Class IA and Class IB Shares

INVESTMENT OBJECTIVE: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Government Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.64%	0.89%
†	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$65	$205
Class IB Shares	$91	$284

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) of interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government Bond Index (the “Intermediate Government Bond Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Bond Index. Individual securities holdings may differ from those of the Intermediate Government Bond Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Bond Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Index Allocated Portion also may invest in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index and in other instruments, such as futures and options contracts, that provide exposure to such an index instead of investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

EQ Advisors Trust	About the investment portfolios	7

ATM Government Bond Portfolio — Class IA and Class IB Shares (continued)

The other portion of the Portfolio invests in futures and options contracts and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Bond Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of March 31, 2010, the duration of the Intermediate Government Bond Index was 3.65 years. However, the Portfolio’s overall duration may range from 0 to 5 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

On a day-to-day basis, the Portfolio typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio (a money market fund managed by the Manager) or other money market funds, U.S. government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt securities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. Detailed information regarding these risks is included in the section of the Portfolio’s Prospectus “More Information on Strategies, Risks and Benchmarks:”

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an

8	About the investment portfolios	EQ Advisors Trust

ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Risks Related to Investments In Other Investment Companies: A Portfolio that invests in other investment companies (“underlying portfolios”) will indirectly bear fees and expenses charged by those underlying portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each underlying portfolio. The Portfolio is also subject to the risks associated with the securities in which the underlying portfolios invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. The underlying investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the underlying portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may sell a security short by borrowing it from a third party and selling it at the then-current market price. A Portfolio is then obligated to buy the security on a later date so it can be returned to the lender. A Portfolio also may enter into a derivative contract that has a similar economic effect (e.g., taking a short position in a futures contract). Short sales, therefore, involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the Portfolio previously sold the security short. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The Portfolio has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

AXA Equitable is responsible for overseeing the Adviser listed below, which is responsible for the day-to-day management of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Steven M. Joenk	Senior Vice President of AXA Equitable	June 2010
Kenneth T. Kozlowski	Vice President of AXA Equitable	June 2010
Alwi Chan	Vice President of AXA Equitable	June 2010

EQ Advisors Trust	About the investment portfolios	9

ATM Government Bond Portfolio — Class IA and Class IB Shares (continued)

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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2. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective, policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. All investment objectives, policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

80% Policies

Each Portfolio has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolios.” Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Additional Information Regarding Principal Investment Strategies

Indexing Strategies

A portion of each Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Adviser of these portions in pursuing these objectives.

The Adviser to this portion of a Portfolio does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the Adviser will use a full replication or a stratified sampling approach in seeking to track the total return performance (before fees and expenses) of the particular index. A full replication technique generally involves holding each security in an index in approximately the same weight that the security represents in the index. Conversely, a stratified sampling approach strives to match the characteristics of an index without having to purchase every stock in that index by selecting a representative sample of securities based on the characteristics of the index and the particular securities included therein. Such characteristics may include industry weightings, market capitalizations and fundamental characteristics.

Duration Management Strategy

A portion of each Portfolio invests in futures and options to manage the Portfolio’s overall duration. The following provides additional information regarding the implementation of these management strategies.

Each Portfolio uses proprietary models to implement its duration management strategy. The level of each Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of interest rate movements. In general, when interest rates rise, the value of a Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, the Manager may implement strategies that are intended to reduce the Portfolio’s duration and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that each Portfolio’s duration will be approximately equal to that of its benchmark index during periods when the model indicates that interest rates will remain relatively stable or decrease. During periods when the model indicates that interest rates are likely to rise, it is anticipated that each Portfolio will decrease its duration to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

In addition, during any period when the Manager determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other passively managed portfolios managed by the Manager to the extent permitted by statute or regulation.

Other Information regarding Principal Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in this Prospectus.

Bonds. Each Portfolio may invest in bonds in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are

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types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Cash Management. On a day-to-day basis, the Portfolio typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio (a money market fund managed by the Manager) or other money market funds, U.S. government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt securities.

Derivatives. In addition to using certain “derivative” instruments to manage its portfolio duration, each Portfolio also may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to markets, sectors and other securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). In addition to the futures and options contracts discussed above, futures and options on individual securities and options on futures contracts, swaps and forward contracts, including forward currency contracts, are examples of other derivatives in which a Portfolio may invest.

ETFs. Each Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of a Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Futures. Each Portfolio may purchase or sell futures contracts on individual fixed income securities or fixed income securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. It is anticipated that the Portfolios generally will purchase and sell futures contracts on specific debt securities issued by the U.S. government or its agencies of instrumentalities, such as U.S. Treasury bonds or notes, but the Portfolios also may invest in futures contracts on other types of debt securities and in futures contracts on fixed income securities indexes. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolios will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the

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use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Index Options. Each Portfolio also may purchase exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. Each Portfolio also may write (or sell) put and call options on securities indices for the purpose of achieving its investment objective. When writing (selling) call and put options, a Portfolio will “cover” these positions by purchasing a call or put option on the same index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Investment Grade Securities. Each Portfolio invests primarily in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, including in connection with cash sweep arrangements under which the Portfolios invest excess cash in a money market fund, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies may indirectly bear the fees and expenses of that investment company.

Short Sales. Each Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Investments. For temporary defensive purposes, a Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Additional Strategies

The following is a list of additional investment strategies that the Portfolios may employ. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Mortgage- and Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest

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at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Securities Lending. For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Risks

Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk: The risk that strategies used by the Manager or the Adviser and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement

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each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk: A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Security Selection Risk: The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios – Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. Derivatives may be illiquid in that a Portfolio may not be able to sell or otherwise close a derivative position when desired. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can

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be no assurance that an active trading market for such shares will develop or be maintained. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Company Securities Risk. A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than

16	More information on strategies, risks and benchmarks	EQ Advisors Trust

under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Short Sales Risk. A Portfolio may sell a security short by borrowing it from a third party and selling it at the then-current market price. A Portfolio is then obligated to buy the security on a later date so it can be returned to the lender. Short sales, therefore, involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the Portfolio previously sold the security short. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Benchmarks

Barclays Capital U.S. Aggregate Bond Index covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities registered with the Securities and Exchange Commission (the “SEC”). The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding.

EQ Advisors Trust	More information on strategies, risks and benchmarks	17

3. Management of the Trust

This section gives you information on the Trust, the Manager and the Adviser for the Portfolios. More detailed information concerning the Adviser and portfolio managers is included in the description for each Portfolio in the section “About the Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-seven (67) portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of two (2) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager to each Portfolio. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of April 30, 2010, AXA Equitable had approximately $86.1 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. Utilizing a due diligence process covering a number of key factors, AXA Equitable selects one or more Advisers to manage each Portfolio’s assets. These key factors include, but are not limited to, the Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and, as applicable, correlation with other Advisers retained for other allocated portions of the Portfolio. The Manager also is responsible for, among other things, determining the allocation of assets between the portions of each Portfolio, developing and overseeing the proprietary research model used to manage each Portfolio, monitoring the Adviser for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board.

The Manager plays an active role in monitoring each Portfolio and the Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors the Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolio’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with the Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Adviser and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with the Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Adviser(s) from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Adviser(s). At the Manager’s sole discretion, an Adviser may not be allocated any Portfolio assets despite being named an Adviser to a Portfolio. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a Portfolio, or adjusts the asset allocation among Advisers to a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new Adviser’s appointment as an Adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

18	Management of the Trust	EQ Advisors Trust

Steven M. Joenk, Kenneth T. Kozlowski and Alwi Chan are jointly and primarily responsible for determining the allocation of assets between the actively and passively managed portions of each Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees.

Steven M. Joenk is President of AXA FMG and has held this position since 2004. Mr. Joenk also has served as Trustee and Chairman of the Trust’s Board of Trustees since 2004 and as the Trust’s Chief Executive Officer and President since 2002.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. Prior to June 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust.

Alwi Chan is a Vice President of AXA FMG and has held this position since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

The Adviser

AllianceBernstein, L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of April 30, 2010, AllianceBernstein had approximately $501 billion in assets under management.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Index Allocated Portion of each Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

Greg Wilensky, Senior Vice President and Portfolio Manager—US Core and Absolute Return Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Index Allocated Portion of each Portfolio. Mr. Wilensky is a member of the US Core and Absolute Return Team and also manages US Inflation Linked Securities Portfolios. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

The Portfolios’ SAI provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolios to the extent applicable.

Management Fees

Each Portfolio pays a fee to the Manager for management services equal to an annual rate of 0.45% of the average net assets of the Portfolio up to $4 billion; 0.43% of the Portfolio’s net assets on the next $4 billion; and 0.41% of the net assets thereafter.

The Adviser is paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a contractual fee at an annual rate of 0.15% of the Portfolio’s first $20 billion of the aggregate average daily net assets of the Tactical Manager Portfolios, 0.125% on the next $5 billion of the aggregated average daily net assets of the Tactical Manager Portfolios; and 0.10% on the aggregated average daily net assets thereafter, plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreements with AXA Equitable and the investment advisory agreements with the Adviser with respect to the Portfolios will be available in the Trust’s Semi-Annual Report to Shareholders for the period ending June 30, 2010.

Expense Limitation Agreement

In the interest of limiting through June 30, 2011 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, other ex-

EQ Advisors Trust	Management of the Trust	19

penditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed 0.65% for Class IA shares and 0.90% for Class IB shares of each Portfolio.

Legal Proceedings Relating to the Adviser

AllianceBernstein, L.P.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against the Adviser; AllianceBernstein Holding L.P. (“Holding”); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser (“AllianceBernstein defendants”); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under the Employment Retirement Income Security Act (“ERISA”) by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed.

The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund’s shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

20	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate the distributor for promoting, selling and servicing shares of the Portfolios. Because these fees are paid out of the Portfolio’s assets on an on-going basis over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of each Portfolio’s average daily net assets attributable to Class IB shares.

The distributors may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

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5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, in securities of small- and mid-capitalization companies, or in high-yield securities, tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is

22	Buying and selling shares	EQ Advisors Trust

identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters.

Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege. The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

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7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. A regulated investment company that satisfies those requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	25

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

26	Glossary of Terms	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge:

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investment and performance. The reports include performance information, a discussion of market conditions and the investment strategies that have affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial profession, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors also may obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2010 EQ Advisors Trust